Exhibit 24.1

Power of Attorney

Nathalie Auber has signed this Form 3 as Attorney-in-Fact.  Note that a copy of the applicable Power of Attorney is already on file with the appropriate agencies.

GDSVF&H\1709241.1

GDSVF&H\1709241.1

GDSVF&H\1709241.1